UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: April 6, 2014

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)
Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01    Entry into a Material Definitive Agreement.

Transaction Overview

On April 7, 2014, Cincinnati Bell Inc., an Ohio corporation (the “Company”) announced that it has entered into arrangements to sell its wireless spectrum licenses (the “Licenses”) and certain other assets related to its wireless business, including its leases to certain wireless towers and related equipment and other assets (collectively, the “Assets”), to Cellco Partnership, a Delaware general partnership doing business as Verizon Wireless (“Verizon Wireless”). The Company will continue to operate and receive proceeds from its wireless operations until the later of April 6, 2015 and 90 days after the transfer of the Licenses.

License Purchase Agreement

In connection with the sale of the Licenses to Verizon Wireless, the Company and its wholly owned subsidiary Cincinnati Bell Wireless, LLC, an Ohio limited liability company (“Cincinnati Bell Wireless”), entered into a License Purchase Agreement (the “License Purchase Agreement”) dated April 6, 2014 with Verizon Wireless.

Pursuant to the License Purchase Agreement, Cincinnati Bell Wireless will sell to Verizon Wireless all of its right, title and interest in and to the Licenses for cash consideration of approximately $194 million. In order to facilitate the wind down of the Company’s wireless business, upon the closing of the transactions under the License Purchase Agreement, Cincinnati Bell Wireless and Verizon Wireless will enter into a lease agreement (the “Lease Agreement”) pursuant to which Cincinnati Bell Wireless will, for a nominal cost, continue to be able to use certain of the Licenses to continue operating its wireless business until the later of April 6, 2015 and 90 days after the closing under the License Purchase Agreement.

The closing of the purchase and sale of the Licenses is subject to customary closing conditions, including, among others, the (1) approval of the transactions contemplated by the License Purchase Agreement and the Lease Agreement by the Federal Communications Commission, (2) absence of injunctions or legal restraints prohibiting the closing, (3) absence of certain pending and threatened litigation, (4) accuracy of the representations and warranties made by the parties (subject to materiality standards) and (5) performance, in all materials respects, by the parties of their obligations under the License Purchase Agreement.

The License Purchase Agreement also contains customary representations, warranties and covenants with regard to the parties and the Licenses, as well as certain customary termination rights and indemnification provisions.

Network Asset Purchase Agreement

In connection with the transfer of the Assets to Verizon Wireless, the Company and Cincinnati Bell Wireless entered into a Network Asset Purchase Agreement (the “Network Asset Purchase Agreement”) dated April 6, 2014 with Verizon Wireless.

Pursuant to the Network Asset Purchase Agreement, Cincinnati Bell Wireless will sell to Verizon Wireless all of its right, title and interest in and to the Assets and Verizon Wireless will assume all of Cincinnati Bell Wireless’ liabilities and obligations under and in respect of the Assets to the extent that such liabilities and obligations relate to periods after the transfer of the Assets.

The closing under the Network Asset Purchase Agreement will only occur after the closing under the License Purchase Agreement, the expiration of the Lease Agreement and the cessation of Cincinnati Bell Wireless’ wireless operations. The closing under the Network Asset Purchase Agreement is also subject to other customary closing conditions, including, among others, the (1) absence of injunctions or legal restrains prohibiting the closing, (2) absence of certain pending and threatened litigation, (3) accuracy of the representations and warranties made by the parties (subject to materiality standards) and (4) performance, in all materials respects, by the parties of their obligations under the Network Asset Purchase Agreement. Separate regulatory approvals are not required in connection with the transactions contemplated by the Network Asset Purchase Agreement.

The Network Asset Purchase Agreement also contains customary representations, warranties and covenants with regard to the parties and the Assets, as well as certain customary termination rights and indemnification provisions.

The foregoing descriptions of the License Purchase Agreement and the Network Asset Purchase Agreement are qualified in their entirety by reference to the full text of the License Purchase Agreement and the Network Asset Purchase Agreement, which are filed hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

The License Purchase Agreement and the Network Asset Purchase Agreement have been attached as exhibits to this Current Report on Form 8-K in order to provide investors and security holders with information regarding their terms. They are not intended to provide any other information about the parties thereto or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the License Purchase Agreement and the Network Asset Purchase Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties thereto; may be subject to limitations agreed upon by such parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the License Purchase Agreement and the Network Asset Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the License Purchase Agreement and the Network Asset Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties thereto.

Section 2 - Financial Information

Item 2.05    Costs Associated with Exit or Disposal Activities

The information described under Item 1.01 above is incorporated herein by reference.

The Company is currently unable, in good faith, to make a determination of an estimate of the total amount or range of amounts for each major type of cost expected to be incurred in connection with the transactions described in Item 1.01 above, an estimate of the total amount or range of amounts expected to be incurred in connection with the transactions described in Item 1.01 above, or an estimate of the amount or range of amounts of the charges that will result in future cash expenditures.

Section 7 - Regulation FD

Item 7.01    Regulation FD Disclosure

On April 7, 2014, the Company issued a press release relating to the entry into the transactions with Verizon Wireless. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in Item 7.01 and the exhibit attached hereto as Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	Exhibit 10.1	License Purchase Agreement dated as of April 6, 2014, by and among Cincinnati Bell Wireless, LLC, Cellco Partnership doing business as Verizon Wireless and Cincinnati Bell Inc.
	Exhibit 10.2	Network Asset Purchase Agreement dated as of April 6, 2014, by and among Cincinnati Bell Wireless, LLC, Cellco Partnership doing business as Verizon Wireless and Cincinnati Bell Inc.
	Exhibit 99.1	Press release dated April 7, 2014

Cautionary Statement Concerning Forward-Looking Statements

This report and the documents incorporated by reference herein contain forward-looking statements regarding future events and results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” or variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, including, but not limited to: the failure to obtain the required regulatory approvals for the sale of wireless spectrum licenses; the occurrence of any event, change, or other circumstance that could give rise to the termination, cross-termination or modification of any of the transaction documents; the disruption of Cincinnati Bell’s plans and operations as a result of the transactions; disruption to Cincinnati Bell’s business resulting from potential vendor, payor and customer reactions to the transactions; the inability to achieve anticipated financial results; and unexpected costs, fees, expenses and charges incurred by Cincinnati Bell related to the transactions, any of which could cause actual results to differ materially and adversely from those reflected in the forward-looking statements. Other factors that could cause or contribute to such differences include, but are not limited to, those discussed in this report and those discussed in other documents Cincinnati Bell filed with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. The company undertakes no obligation to revise or update any forward-looking statements for any reason. The forward-looking statements included in this report represent company estimates as of the date hereof. Cincinnati Bell anticipates that subsequent events and developments will cause its estimates to change.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date:	April 7, 2014	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel and Secretary

EXHIBIT INDEX

(d)	Exhibit No.	Description
	Exhibit 10.1	License Purchase Agreement dated as of April 6, 2014, by and among Cincinnati Bell Wireless, LLC, Cellco Partnership doing business as Verizon Wireless and Cincinnati Bell Inc.
	Exhibit 10.2	Network Asset Purchase Agreement dated as of April 6, 2014, by and among Cincinnati Bell Wireless, LLC, Cellco Partnership doing business as Verizon Wireless and Cincinnati Bell Inc.
	Exhibit 99.1	Press release dated April 7, 2014